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                                                    GENERAL TERMS AND CONDITIONS
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                                                                   EXHIBIT 10.27



            INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF
                      THE TELECOMMUNICATIONS ACT OF 1996



                                BY AND BETWEEN


                      SOUTHWESTERN BELL TELEPHONE COMPANY


                                      AND

                          OPTEL (TEXAS) TELECOM, INC.
                          ---------------------------

                               TABLE OF CONTENTS
                               -----------------

          SWBT/OPTEL AGREEMENT      TAB 1

          APPENDICES

               800                  TAB 2
               911 - TEXAS          TAB 3
               AIN                  TAB 4
               BCR                  TAB 5
               CH                   TAB 6
               CNAM                 TAB 7
               DA                   TAB 8
               DCO                  TAB 9
               FGA                  TAB 10
               HOST                 TAB 11
               ITR                  TAB 12
               LIDB-AS              TAB 13
               LIDB-V               TAB 14
               OS                   TAB 15
               OSS                  TAB 16
               PORT                 TAB 17
               TP                   TAB 18
               RECORD               TAB 19
               RESALE               TAB 20
               UNE                  TAB 21
               WIRELESS             TAB 22
               SS7                  TAB 23
               MAP                  TAB 24
               WP                   TAB 25

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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
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                               TABLE OF CONTENTS

------------------------------------------------------------------------------------
 1.0      DEFINITIONS                                                      Page 5
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 2.0      INTERPRETATION & CONSTRUCTION                                    Page 8
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 3.0      IMPLEMENTATION SCHEDULE & INTERCONNECTION
          ACTIVATION DATES                                                 Page 8
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 4.0      INTERCONNECTION PURSUANT TO SECTION 251(c)(2)                    Page 8
          4.1  Scope                                                       Page 8
          4.2  Interconnection Coverage                                    Page 9
          4.3  Methods for Interconnection                                 Page 10
          4.4  Physical Architecture                                       Page 15
          4.5  Technical Specifications                                    Page 16
          4.6  Interconnection in Additional Metropolitan Exchange Areas   Page 16
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 5.0      TRANSMISSION & ROUTING OF TELEPHONE EXCHANGE SERVICE
          TRAFFIC PURSUANT TO SECTION 251(c)(2)                            Page 17
          5.1  Scope                                                       Page 17
          5.2  Responsibilities of the Parties                             Page 17
          5.3  Reciprocal Compensation for Termination of Local Traffic    Page 18
          5.4  Reciprocal Compensation for Transit Traffic                 Page 19
          5.5  Reciprocal Compensation for Termination of IntraLATA
               Interexchange Traffic                                       Page 20
          5.6  Compensation for Origination and Termination of Switched
               Access Service Traffic to or From an IXC                    Page 21
          5.7  Billing Arrangements for Compensation for Termination of
               IntraLATA, Local, Transit & Optional Calling Area Traffic   Page 22
          5.8  Compensation for "Porting" Optional Calling Area Numbers    Page 24
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 6.0      TRANSMISSION & ROUTING OF EXCHANGE ACCESS TRAFFIC                Page 24
          6.1  Scope of Traffic                                            Page 24
          6.2  Trunk Group Architecture & Traffic Routing                  Page 24
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 7.0      TRANSPORT & TERMINATION OF OTHER TYPES OF TRAFFIC                Page 24
          7.1  Information Services Traffic                                Page 24
          7.2  Line Status Verification/Busy Line Interrupt Traffic        Page 24
          7.3  Wireless Traffic                                            Page 25
------------------------------------------------------------------------------------

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                                                    GENERAL TERMS AND CONDITIONS
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
------------------------------------------------------------------------------------
 8.0      SIGNALING                                                        Page 26
 9.0      NUMBERING                                                        Page 26
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 10.0     RESALE                                                           Page 28
          10.1  Availability of SWBT Retail Telecommunications
                Services for Resale                                        Page 28
          10.2  Availability of Optel Retail Telecommunications
                Services for Resale                                        Page 28
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 11.0     UNBUNDLED NETWORK ELEMENTS                                       Page 28
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 12.0     NOTICE OF CHANGES                                                Page 28
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 13.0     COLLOCATION                                                      Page 29
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 14.0     NUMBER PORTABILITY                                               Page 29
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 15.0     DIALING PARITY                                                   Page 29
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 16.0     ACCESS TO RIGHTS-OF-WAY                                          Page 29
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 17.0     DATABASE ACCESS                                                  Page 30
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 18.0     INTERCEPT REFERRAL ANNOUNCEMENTS                                 Page 30
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 19.0     COORDINATED REPAIR CALLS                                         Page 30
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 20.0     OTHER SERVICES                                                   Page 31
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 21.0     GENERAL RESPONSIBILITIES OF THE PARTIES                          Page 32
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 22.0     EFFECTIVE DATE, TERM & TERMINATION                               Page 33
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 23.0     DISCLAIMER OF REPRESENTATIONS & WARRANTIES                       Page 34
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 24.0     CHANGES IN END USER LOCAL EXCHANGE SERVICE
          PROVIDER SELECTION                                               Page 35
------------------------------------------------------------------------------------

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                                                    GENERAL TERMS AND CONDITIONS
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
------------------------------------------------------------------------------------
 25.0     SEVERABILITY                                                    Page 35
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 26.0     INDEMNIFICATION                                                  Page 35
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 27.0     LIMITATION OF LIABILITY                                          Page 36
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 28.0     LIQUIDATED DAMAGES FOR SPECIFIED ACTIVITIES                      Page 37
          28.1  Certain Definitions                                        Page 37
          28.2  Specified Performance Breach                               Page 38
          28.3  Liquidated Damages                                         Page 38
          28.4  Limitations                                                Page 39
          28.5  Sole Remedy                                                Page 39
          28.6  Records                                                    Page 39
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 29.0     REGULATORY APPROVAL                                              Page 39
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 30.0     MISCELLANEOUS                                                    Page 40
          30.1  Authorization                                              Page 40
          30.2  Compliance & Certification                                 Page 40
          30.3  Law Enforcement                                            Page 40
          30.4  Independent Contractor                                     Page 41
          30.5  Force Majeure                                              Page 41
          30.6  Confidentiality                                            Page 42
          30.7  Governing Law                                              Page 43
          30.8  Taxes                                                      Page 43
          30.9  Non-Assignment                                             Page 45
          30.10 Non-Waiver                                                 Page 45
          30.11 Audits                                                     Page 45
          30.12 Disputed Amounts                                           Page 46
          30.13 Disputed Resolution                                        Page 46
          30.14 Notices                                                    Page 47
          30.15 Publicity & Use of Trademarks or Service Marks             Page 47
          30.16 Section 252(i) Obligations                                 Page 48
          30.17 Joint Work Product                                         Page 48
          30.18 Interim Rates                                              Page 48
          30.19 Intervening Law                                            Page 49
          30.20 No Third Party Beneficiaries; Disclaimer of Agency         Page 49
          30.21 No License                                                 Page 49
          30.22 Survival                                                   Page 49
          30.23 Scope of Agreement                                         Page 50
          30.24 Entire Agreement                                           Page 50
------------------------------------------------------------------------------------

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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
                                                                            J130

                           INTERCONNECTION AGREEMENT

     This Interconnection Agreement ("Agreement") is made under Sections 251 and 252 of the Telecommunications Act of 1996 and the Texas Public Utility Regulatory Act of 1995, by and between Southwestern Bell Telephone Company, a Missouri Corporation ("SWBT"), and Optel (Texas) Telecom, Inc., a Delaware Corporation (Optel).

     WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide, directly or indirectly, Telephone Exchange Services and Exchange Access to residential and business end users predominantly over their respective telephone exchange service facilities in Texas.

     WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Telecommunications Act of 1996 ("the Act") and additional services as set forth herein; and

     WHEREAS, for purposes of this Agreement, the Parties intend to operate where SWBT is the incumbent local exchange carrier and Optel, a competitive local exchange carrier, is certified by the Public Utility Commission of Texas, as required.

     NOW, THEREFORE, Optel and SWBT hereby agree as follows:

1.0  DEFINITIONS

     1.1 "Act" means the Communications Act of 1934 [47 U.S.C. 153(R)], as amended by the Telecommunications Act of 1996.

     1.2  "Affiliate" is as defined in the Act.

     1.3 "Automatic Number Identification" or "ANI" is a switching system feature that forwards the telephone number of the calling party and is used for screening, routing and billing purposes.

     1.4 "Busy Line Interrupt" or "BLI" is performed when one Party's operator bureau interrupts a telephone call in progress after Line Status Verification has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting.

     1.5  "Calling Party Number" or "CPN" is a feature of signaling system 7
(SS7) protocol whereby the ten (10) digit number of the calling party is forwarded from the end office.

     1.6 "Central Office Switch" means a single switching system within the public switched telecommunications network, including the following:
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               (i)  "End Office Switches" which are switches where end
               user Telephone Exchange Services are directly connected and offered; and

               (ii) "Tandem Office Switches" or "Tandems" which are switches used to connect and switch trunk circuits between Central Office Switches.

Central Office Switches may be employed as combination End Office/Tandem Office switches.

     1.7 "CLASS Features" mean certain CCS-based features available to end users including, but not limited to: Automatic Call Back; Call Trace; Caller Identification and related blocking features; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

     1.8 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). Collocation may be "physical" or "virtual." In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party installs and maintains the collocated equipment in the Housing Party's premises. Collocation may include microwave transmission equipment.

     1.9   "Commission" means the Public Utility Commission of Texas.

     1.10 "Common Channel Signaling" or "CCS" is a special network, fully separate from the transmission path of the public switched network, that digitally transmits call set-up and network control data. Unless otherwise agreed by the Parties, the CCS used by the Parties shall be SS7.

     1.11 "Cross Connect" means the unbundled network element which is used to provide connection between: i) the SWBT distribution frame and an unbundled network element component, or ii) two unbundled network element components, or
iii) the SWBT distribution frame and the tie cable termination point for collocation.

     1.12 "Dialing Parity" is as defined in the Act. As used in this Agreement, Dialing Parity refers to both Local Dialing Parity and Toll Dialing Parity.

     1.13 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

     1.14 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

     1.15 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy.
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     1.16  "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy.

     1.17 "End User" means a third-party residence or business, that subscribes to Telecommunications Services provided by either of the Parties, or by another telecommunications service provider.

     1.18  "Exchange Access" is as defined in the Act.

     1.19 "Exchange Message Record" or "EMR" means the standard used for exchange of Telecommunications message information among Telecommunications Carriers for billable, non-billable, sample, settlement and study data. EMR format is contained in Bellcore Practice BR-010-200-010 CRIS Exchange Message Record.

     1.20 "Fiber-Meet" means an Interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

     1.21 "Interconnection" is as described in the Act and refers to the connection of separate pieces of equipment, facilities, or platforms between or within networks for the purpose of transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic.

     1.22 "Interconnection Activation Date" is the date that the construction of the joint facility Interconnection arrangement has been completed, trunk groups have been established, and joint trunk testing is completed.

     1.23 "Interexchange Carrier" or "IXC" means a carrier that provides the interexchange portion of interLATA or intraLATA Toll Services. For purposes of
Section 6.0 of this Agreement, the term "IXC" includes any entity which purchases FGB or FGD Switched Exchange Access Service from SWBT.

     1.24 "Line Status Verification" or "LSV" or "Busy Line Verify" or "BLV" is performed when one Party's end user requests assistance from the operator bureau to determine if the called line of the other Party is in use.

     1.25  "Local Traffic," is as defined in section 5.1.2.

     1.26 "Losses" means any and all losses, costs (including court costs), claims, damages (including fines, penalties, and criminal or civil judgments and settlements), injuries, liabilities and expenses (including attorneys' fees).

     1.27  "MECAB" refers to the Multiple Exchange Carrier Access Billing
(MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee
(CLC) of the Alliance for
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                                                    GENERAL TERMS AND CONDITIONS
                                                                    PAGE 8 OF 52
                                                                      SWBT/Optel
                                                                            J130


Telecommunications Industry Solutions (ATIS). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of access services provided to an IXC by two or more LECs, or by one LEC in two or more states within a single LATA. The latest release is issue No. 5, dated June 1994.

     1.28 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison
Committee (CLC) of the Alliance for Telecommunications Industry" Solutions
(ATIS). The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access service which is to be provided to an IXC by two or more telecommunications providers. The latest release is issue No. 3, dated February 1996.

     1.29 "Meet-Point Billing" or "MPB" refers to a billing arrangement whereby two or more Telecommunications Carriers jointly provide for switched access service to an IXC, with each LEC receiving an appropriate share of its switched access revenues as defined by its effective access tariffs.

     1.30 "Metropolitan Exchange Area" means a geographical area defined in SWBT current tariffs effective as a metropolitan exchange local calling area. For example, Dallas, Ft. Worth, Houston, Little Rock, Oklahoma City, St. Louis, Austin and would be examples of Metropolitan Exchange Areas.

     1.31 "Network Element Bona Fide Request" means the process described in Appendix UNE that is attached hereto and incorporated herein that prescribes the terms and conditions relating to a Party's request that the other Party provide a Network Element.

     1.32 "Routing point" means a location which SWBT or Optel has designated on its own network as the homing (routing) point for traffic in bound for one or more of its NPA-NXX codes. The Routing Point is also used to calculate mileage measurements for the distance-sensitive transport element charges.

     1.33 "Switched Exchange Access Service" means the offering of transmission or switching services to Telecommunications Carriers for the purpose of the origination or termination of Telephone Toll Service. Switched Exchange Access Services include, but are not necessarily limited to: Feature Group A, Feature Group B, Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Exchange Access services.

     1.34 "Synchronous Optical Network" or "SONET" means an optical interface standard that allows inter-networking of transmission products from multiple vendors. The base rate is 51.84 Mbps (OC-1/STS-1) and higher rates are direct multiples of the base rate, up to 13.22 Gbps.

     1.35  "Telephone Exchange Service "is as defined in the Act.
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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
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     1.36  "Wire Center" means an occupied structure or portion thereof which serves as a Routing Point for Telephone Exchange and Exchange Access Service.


2.0  INTERPRETATION AND CONSTRUCTION

     In the event of any amendment of the Act or any legislative, regulatory, judicial order, rule or regulations, or other legal action that revises or reverses the Act, the FCC's Orders in FCC Docket Nos. 96-98 and 95-185 or any applicable order or arbitration award purporting to apply the provisions of the federal Act, the Parties reserve all of their rights and remedies.


3.0  IMPLEMENTATION SCHEDULE AND INTERCONNECTION ACTIVATION DATES

     Subject to the terms and conditions of this Agreement, Interconnection of the Parties' facilities and equipment pursuant to Sections 4.0, 5.0 and 6.0 for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic shall be established on or before the corresponding "Interconnection Activation Date" shown for each such Metropolitan Exchange Area on Appendix DCO attached hereto and incorporated by reference. Appendix DCO may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the Interconnection of additional Metropolitan Exchange Areas pursuant to Section 4.6.


4.0  INTERCONNECTION PURSUANT TO SECTION 251(C)(2)

     4.1  SCOPE

     This Section 4.0 describes the physical architecture for Interconnection of the Parties' facilities and equipment for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic pursuant to
Section 251(c)(2) of the Act.  Such Interconnections shall be equal in quality to that provided by the Parties to themselves or to any subsidiary, affiliate or third party. Appendix ITR attached hereto and incorporated by reference prescribes the specific trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section 4.0 to provide the facilities for the transmission and routing of Telephone Exchange Service traffic (as described in Section 5.0), Exchange Access traffic (as described in Section 6.0), LSV/BLI traffic (as described in Section 7.2), E911/911 traffic (as described in Appendix 911). Use of this physical connection shall be limited to the trunk groups described in Appendix ITR.
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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
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     4.2  INTERCONNECTION COVERAGE

     The Parties shall provide for interoperation of their networks and shall interconnect their facilities as stated below:

     4.2.1.    Optel shall interconnect with SWBT's facilities as follows:

               a. In each SWBT exchange area in which Optel chooses to offer local exchange service, Optel, at a minimum, will interconnect its network facilities to: (a) each SWBT access tandem(s), and (b) to either each SWBT local tandem(s) or each SWBT end office(s) ("EO") subtending that local tandem(s). SWBT EOs and tandems through which Optel will terminate its traffic will be called SWBT Interconnection Wire Centers and are identified in Appendix DCO. As Optel initiates Exchange Service operations in additional SWBT exchange areas, SWBT and Optel shall agree upon additional SWBT Interconnection Wire Centers in each new exchange area. Optel agrees that if SWBT establishes additional local tandems in an exchange area within which Optel offers local exchange service, Optel will establish new trunk groups on its existing interconnection facilities so that SWBT may interconnect Optel trunks to the additional local tandem(s).

               b. Interconnection to a SWBT local tandem(s) will provide Optel local access to the SWBT end offices and NXXs which subtend that tandem(s), and to other Local Exchange Carriers ("LECs") (subject to Section 5.4) which are connected to that tandem(s). Interconnection to SWBT EO(s) will provide Optel access only to the NXXs served by that individual EO(s) to which Optel interconnects.

               c. Interconnection to a SWBT access tandem will provide Optel interexchange access to SWBT, IXCs, LECs and CMRS providers (subject to Section 7.3) which are connected to that tandem. Where an access tandem also provides local tandem functions, interconnection to a SWBT access tandem serving that exchange will also provide Optel access to SWBT's EOs with the same functionality described in (b) above.

               d. Where Optel requires ancillary services (e.g., Directory Assistance, Operator Assistance, 911/E911) additional interconnection to SWBT's Interconnection Wire Center(s) or special trunking will be required for interconnection to such ancillary services.

     4.2.2. SWBT shall interconnect with Optel's facilities under terms and conditions no less favorable to Optel than those identified in Section 4.2.1 above.
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                                                    GENERAL TERMS AND CONDITIONS
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     4.3  METHODS FOR INTERCONNECTION

     Where the Parties interconnect, for the purpose of exchanging traffic between networks, the Parties may use the following interconnection methods of each Tandem and End Office identified in Appendix DCO making use of facilities they own or lease from a third party.

          4.3.1 Physical Collocation Interconnection ("PCI") - Where Optel provides fiber cable and connects to its equipment located in the SWBT Wire Center. Optel owns and maintains Optel's equipment.

          4.3.2 Virtual Collocation Interconnection ("VCI") - Where Optel provides fiber cable to SWBT for connection to Optel-designated basic transmission equipment dedicated solely for Optel's use, located in the SWBT Interconnection Wire Center. SWBT owns and maintains the basic transmission equipment at the SWBT Interconnection Wire Center. This option shall be consistent with the terms of SWBT's virtual collocation tariff.

          4.3.3 SONET-Based Interconnection ("SBI") - Where Optel provides fiber cable to SWBT for connection to SWBT-designated basic transmission equipment located at the SWBT Interconnection Wire Center (SIWC) and dedicated solely for Optel's use. SWBT owns and maintains the basic transmission equipment. This option shall be consistent with SWBT's SBI tariff.

          4.3.4 Leased Facility Interconnection ("LFI") - Where facilities exist, either Party may lease facilities from the other Party.

          4.3.5 Mid-span Fiber Interconnection ("MSFI") - Where the Parties agree to interconnect through SONET technology, a Fujitsu originating line terminating multiplexer fiber optic terminal ("FOT") shall be used. Mid-Span Fiber Interconnection (MSFI) between Southwestern Bell Telephone (SWBT) and LSP can occur at any mutually agreeable, economically and technically feasible point between LSP's premises and a SWBT tandem or end office. This interconnection will be on a point-to-point SONET system over single mode fiber optic cable.

                 4.3.5.1 MSFI may be used to provide interconnection trunking as defined in Attachment ITR.

                 4.3.5.2  There are two basic mid-span interconnection designs:

                          a. Design One: LSP's fiber cable and SWBT's fiber cable are connected at an economically and technically feasible point between the LSP location and the last entrance manhole at the SWBT central office.

                              The Parties may agree to a location with access to an existing SWBT fiber termination panel. In these cases, the network interconnection point (POI) shall be designated outside of the
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                                                                      SWBT/Optel
                                                                            J130


                              SWBT building, even though the LSP fiber may be physically terminated on a fiber termination panel inside of a SWBT building. In this instance, LSP will not incur fiber termination charges and SWBT will be responsible for connecting the cable to the SWBT facility.

                              The Parties may agree to a location with access to an existing LSP fiber termination panel. In these cases, the network interconnection point POI) shall be designated outside of the LSP building, even though the SWBT fiber may be physically terminated on a fiber termination panel inside of an LSP building. In this instance, SWBT will not incur fiber termination charges and LSP will be responsible for connecting the cable to the LSP facility.

                              If a suitable location with an existing fiber termination panel cannot be agreed upon, LSP and SWBT shall mutually determine provision of a fiber termination panel housed in an outside, above ground, cabinet placed at the physical POI. Ownership and the cost of provisioning the panel will be negotiated between the two parties.

                         b. Design Two: LSP will provide fiber cable to the last entrance manhole at the SWBT tandem or end office switch with which LSP wishes to interconnect. LSP will provide a sufficient length of fiber optic cable for SWBT to pull the fiber cable to the SWBT cable vault for termination on the SWBT fiber distribution frame (FDF). In this case the POI shall be at the manhole location. In this instance, LSP will not incur fiber termination charges and SWBT will be responsible for connecting the cable to the SWBT facility.

                              Each Party is responsible for designing, provisioning, ownership and maintenance of all equipment and facilities on its side of the POI. Each Party is free to select the manufacturer of its Fiber Optic Terminal (FOT). Neither Party will be allowed to access the Data Communication Channel (DCC) of the other Party's FOT. The Parties will work cooperatively to achieve equipment compatibility.

          4.3.5.3 The Parties will mutually agree upon the precise terms of each mid-span interconnection facility. These terms will cover the technical details of the interconnection as well as other network interconnection, provisioning and maintenance issues.
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          4.3.5.4   The LSP location includes FOTs, multiplexing and fiber
required to take the optical signal handoff from SWBT for interconnection trunking as outlined in Appendix ITR.

          4.3.5.5   The fiber connection point may occur at several locations:

                    a. a location with an existing SWBT fiber termination panel. In this situation, the POI shall be outside the SWBT building which houses the fiber termination panel;

                    b. a location with access to an existing LSP fiber termination panel. In these cases, the network interconnection point (POI) shall be designated outside of the LSP building, even though the SWBT fiber may be physically terminated on a fiber termination panel inside a LSP building;

                    c. a location with no existing SWBT fiber termination panel. In this situation, SWBT and LSP will negotiate provisioning, maintenance and ownership of a fiber termination panel and above ground outside cabinet as a POI and for connection of the fiber cables;

                    d. a manhole outside of the SWBT central office. In this situation, LSP will provide sufficient fiber optic cable for SWBT to pull the cable into the SWBT cable vault for termination on the SWBT FDF. The POI will be at the manhole and SWBT will assume maintenance responsibility for the fiber cabling from the manhole to the FDF.

          4.3.5.6 The SWBT tandem or end office switch includes all SWBT FOT, multiplexing and fiber required to take the optical signal hand-off provided from LSP for interconnection trunking as outlined in Appendix ITR. This location is SWBT's responsibility to provision and maintain.

          4.3.5.7. In both designs, LSP and SWBT will mutually agree on the capacity of the FOT(s) to be utilized. The capacity will be based on equivalent DS1s that contain trunks and interLATA traffic. Each Party will also agree upon the optical frequency and wavelength necessary to implement the interconnection. The Parties will develop and agree upon methods for the capacity planning and management for these facilities, terms and conditions for over provisioning facilities, and the necessary processes to implement facilities as indicated below. These methods will meet quality standards as mutually agreed to by LSP and SWBT.

          4.3.5.8   AVOIDANCE OF OVER PROVISIONING - Underutilization is the
                    ------------------------------
inefficient deployment and use of the network due to forecasting a need for more capacity than actual usage requires, and results in unnecessary costs for SONET systems. To avoid over provisioning, the Parties will agree to joint facility growth planning as detailed below.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 14 OF 52
                                                                      SWBT/Optel
                                                                            J130


          4.5.3.9   JOINT FACILITY GROWTH PLANNING - The initial fiber optic
                    ------------------------------
system deployed for each interconnection shall be the smallest standard available. For SONET this is an OC-3 system. The following list the criteria and processes needed to satisfy additional capacity requirements beyond the initial system.

                    a.   Criteria:

                         -    Investment is to be minimized;

                         - Facilities are to be deployed in a "just in time" fashion.

                    b.   Processes

                         - discussions to provide relief to existing facilities will be triggered when either Party recognizes that the overall system facility
                              (DS1s) is at 90% capacity;

                         - both Parties will perform a joint validation to ensure current trunks have not been over-provisioned. If any trunk groups are over-provisioned, trunks will be turned down as appropriate. If any trunk resizing lowers the fill level of the system below 90%, the growth planning process will be suspended and will not be reinitiated until a 90% fill level is achieved. Trunk design blocking criteria described in Appendix ITR will be used in determining trunk group sizing requirements and forecasts;

                         - if based on the forecasted equivalent DS1 growth, the existing fiber optic system is not projected to exhaust within one year, the Parties will suspend further relief planning on this interconnection until a date one year prior to the projected exhaust date. If growth patterns change during the suspension period, either Party may re-initiate the joint planning process;

                         - if the placement of a minimum size FOT will not provide adequate augmentation capacity for the joint forecast over a two year period, and the forecast appears reasonable based upon history, the next larger system may be deployed. In the case of a SONET system, the OC-3 system could be upgraded to an OC-12. If the forecast does not justify a move to the next larger system, another minimal size system (such as on OC-3) could be placed. This criteria assumes both Parties have adequate fibers for either scenario. If adequate fibers do not exist, both Parties would negotiate placement of additional fibers;

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 15 OF 52
                                                                      SWBT/Optel
                                                                            J130


                         - both Parties will negotiate a project service date and corresponding work schedule to construct relief facilities in an effort to achieve "just in time" deployment;

                         - the joint planning process/negotiations should be completed within two months of identification of 90% fill.

          4.3.6 Wireless Interconnection - Where the Parties agree that either Party may utilize a wireless technology, including 18 GHz, 11 GHz, 36 GHz or other microwave transmission equipment, to provide its portion of the interconnection transmission facility. Should Optel seek this interconnection method, the Parties shall mutually determine how such interconnection shall be accomplished.

          4.3.7  The Parties may agree to utilize other Interconnection Methods.

     4.4 PHYSICAL ARCHITECTURE. Using one or more of the Interconnection Methods described in Section 4.3 above, the Parties will agree on a physical architecture plan. This plan will be documented within Appendix DCO. The Parties agree to deploy one physical architecture plan per Metropolitan Serving Area. The two architecture arrangements, End Point Meet and Mid-Point Meet, are discussed below. Additional physical architectures, as yet undefined, may evolve during the term of this Agreement. These future as yet undefined architectures can be deployed if mutually agreed upon.

          4.4.1 End Point Meet. Using the "End Point Meet" architecture, the Parties will establish transport facilities from their own Central Office(s) to the other party's Central Office(s) utilizing any method of interconnection described in Section 4.3. Unless otherwise mutually agreed upon, each Party will use its own transport facilities to provide its trunking as set forth in Appendix ITR. Each Party will be responsible for the appropriate sizing, operation, and maintenance of its own transport facilities. If initially deployed as an End Point Architecture, the deployment architecture may be migrated or groomed, upon mutual agreement, to a Mid-Point Meet architecture.

          4.4.2 Mid-Point Meet. Using the Mid-Point Meet architecture, the Parties will agree upon a Network Interconnection Point (NIP). The NIP functions as a demarcation point for each Party. Each Party is responsible to transport all trunking to its side of the NIP utilizing any method of interconnection described in Section 4.3 above. Each Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility and trunking to the NIP.

                 4.4.2.1 A second NIP can be established to eliminate a "single point of failure" when mutually agreed upon. The establishment of the second NIP should not require additional or increased trunking or facilities of either Party. Trunking from the initial NIP will be groomed or augmented to the second NIP upon mutual agreement.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 16 OF 52
                                                                      SWBT/Optel
                                                                            J130


                 4.4.2.2 When required, based on guidelines established pursuant to Appendix ITR, either Party may trunk directly to the other Party's EO. If the Party is virtually or physically collocated to the EO, then that collocation will be designated a NIP. This collocation will be used for the transport of direct EO trunking, in addition to other uses. The collocated Party is responsible for the appropriate sizing, operation, and maintenance of the transport facility. In the instance where the Party is not collocated, the EO trunk group will be handed off at the original NIP and both Parties will be responsible for the transport facility on their side of that NIP.

                 4.4.2.3 Unless otherwise mutually agreed upon, when Mid-Point Meet architecture has been deployed, it will remain as the architecture of choice during the term of this Agreement.

     4.5  TECHNICAL SPECIFICATIONS

          4.5.1 Optel and SWBT shall work cooperatively to install and maintain a reliable network. Optel and SWBT shall exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

          4.5.2 Optel and SWBT shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

          4.5.3 Technical Publications that describes the practices, procedures, specifications and interfaces generally utilized by SWBT, are listed in Appendix TP attached hereto. Appendix TP will assist the Parties in meeting their respective Interconnection responsibilities. Copies of the publications listed in Appendix TP have been or shall be provided to Optel by SWBT.

     4.6  INTERCONNECTION IN ADDITIONAL METROPOLITAN EXCHANGE AREAS

          4.6.1 If Optel decides to offer Telephone Exchange Services in any other Metropolitan Exchange Areas in which SWBT also offers Telephone Exchange Services, Optel shall provide written notice to SWBT of the need to establish Interconnection in such Metropolitan Exchange Areas pursuant to this Agreement.

          4.6.2 The notice provided in Section 4.6.1 shall include: (i) the initial Routing Point Optel has designated in the Metropolitan Exchange Area;
(ii) Optel's requested Interconnection Activation Date; and (iii) a non-binding forecast of Optel's trunking requirements.

          4.6.3 Unless otherwise agreed by the Parties, the Parties shall designate the Wire Center that Optel has identified as its initial Routing Point in the Metropolitan Exchange Area as Optel Interconnection Wire Center ("IWC")
in that Metropolitan Exchange Area and shall designate the SWBT Tandem Office Wire Center within the Metropolitan Exchange Area nearest to the IWC
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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
                                                                            J130


(as measured in airline miles utilizing the V&H coordinates method) as the SWBT Interconnection Wire Center (SIWC) in that Metropolitan Exchange Area.

          4.6.4 Unless otherwise agreed by the Parties, the Interconnection Activation Date in each new Metropolitan Exchange Area shall be as soon as reasonably possible, but no later than the one-hundred and fiftieth (150th) day following the date on which Optel delivered notice to SWBT of the need to establish Interconnection pursuant to Section 4.6.1. Within ten (10) business days of SWBT's receipt of Optel's notice, SWBT and Optel shall confirm their respective Wire Centers to be Interconnected and the Interconnection Activation Date for the new Metropolitan Exchange Area by attaching a supplementary schedule to Appendix DCO.


5.0  TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO
     SECTION 251(C)(2)

     5.1  SCOPE OF TRAFFIC

     This Section 5.0 prescribes parameters for Traffic Exchange trunk groups the Parties shall establish over the Interconnections specified in Section 4.0. The Parties shall employ the Traffic Exchange trunk groups specified in this
Section 5.0 and in Appendix ITR for the transmission and routing of traffic between the Parties' respective end users.

          5.1.1 For purposes of compensation under this Agreement, the telecommunications traffic traded between Optel and SWBT will be classified as either Local Traffic, Transit Traffic, Optional Calling Area Traffic, IntraLATA Interexchange Traffic, InterLATA Interexchange Traffic, or FGA Traffic. The compensation arrangement for the joint provision of Feature Group A (FGA) Services is covered in Appendix FGA, attached hereto and incorporated herein by reference. The Parties agree that, notwithstanding the classification of traffic under this Agreement, either Party is free to define its own "local" calling area(s) for purposes of its provision of Telecommunications Services to its end users.

          5.1.2 Calls originated by one Party's end user and terminated to the other Party's end user will be classified as "Local Traffic" under this Agreement if the call: (i) originates and terminates in the same SWBT exchange area; or (ii) originates and terminates within different SWBT Exchanges that share a common mandatory local calling area, e.g., mandatory Extended Area Service (EAS), mandatory Extended Local Calling Service (ELCS), or other like types of mandatory expanded local calling scopes. In no event shall the area in which the Parties exchange Local Traffic be reduced in geographic scope during the term of this Agreement.

     5.2  RESPONSIBILITIES OF THE PARTIES

          5.2.1 Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 18 OF 52
                                                                      SWBT/Optel
                                                                            J130


          5.2.2 Each Party will include in the information transmitted to the other for each call being terminated on the other's network (where available), the originating Calling Party Number (CPN).

          5.2.3 If the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information will be billed as either local traffic or intraLATA interexchange traffic in direct proportion to the minutes of use (MOU) of calls exchanged with CPN information. If the percentage of calls passed with CPN is less than ninety percent (90%), all calls passed without CPN will be billed as if the traffic were intraLATA interexchange traffic.

          5.2.4 The type of originating calling number transmitted depends on the protocol of the trunk signaling used for interconnection. Traditional toll protocol will be used with Multi-Frequency (MF) signaling, and ANI will be sent from the originating Party's end office switch to the terminating Party's tandem or end office switch.

          5.2.5 Where one Party is passing CPN but the other party is not properly receiving information, the Parties will cooperate to rate the traffic correctly.

     5.3  RECIPROCAL COMPENSATION FOR TERMINATION OF LOCAL TRAFFIC

          5.3.1 The Compensation set forth below will apply to all Local Traffic as defined in Section 5.1.2 of this Agreement on an interim basis as provided in Section 30.18.

          5.3.2  Applicability of Rates

                 i) The rates, terms, conditions in this Section 5.3 apply only to the termination of Local Traffic, except as explicitly noted.

                 ii) The Parties agree to compensate each other for the termination of Local Traffic on a minute of use (MOU) basis.

          5.3.3  RATE ELEMENTS

                 5.3.3.1 A Tandem Served rate element is applicable to Tandem Routed Local Traffic on a terminating local MOU basis and includes compensation for the following sub-elements.

                              i) Tandem Switching - compensation for the use of tandem switching functions.

                              ii)  Tandem Transport - compensation for the
                              transmission facilities between the local tandem and the end offices subtending that tandem.

                              iii) End Office Switching - compensation for the local EO

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 19 OF 52
                                                                      SWBT/Optel
                                                                            J130


                              office switching and line termination functions necessary to complete the transmission.

                 5.3.3.2 An End Office Served rate element applies to direct-routed Local Traffic on a terminating local MOU basis and includes compensation for End Office Switching. This includes direct-routed Local Traffic that terminates to offices that have combined tandem and End Office functions.

     5.3.4  LOCAL TRAFFIC INTERCONNECTION RATES


                                            PRICES

TANDEM SWITCHING                        $.002453* / MOU*

TANDEM TRANSPORT                        $.000474* / MOU (ZONES A OR B)
                                        $.000693* (ZONE C)

END OFFICE SWITCHING                    $.002903* / MOU

ZONE A                                  SWBT RATE GROUPS 7,8/1/

ZONE B                                  SWBT RATE GROUPS 4,5,6/1/

ZONE C                                  SWBT RATE GROUPS 1,2,3/1/

* Interim rates in accordance with Section 30.18. The applicable Tandem rate shall be determined by the Zone in which the terminating company end office is located.

THE APPLICABLE TANDEM TRANSPORT RATES SHALL BE DETERMINED BY THE ZONE IN WHICH THE TERMINATING END OFFICE IS LOCATED.

                 5.3.4.1 Bill and Keep will be the reciprocal compensation arrangement for the first nine (9) months after the date upon which the first commercial call is terminated between SWBT and Optel in Texas. The reciprocal compensation rates as adopted herein apply to calls that originate and terminate within the mandatory single or multiexchange local calling area of SWBT including the mandatory EAS areas served by SWBT. Bill and Keep applies only to Local Traffic and does not include Transit nor Optional Calling Area Traffic.

     5.4  RECIPROCAL COMPENSATION FOR TRANSIT TRAFFIC

          5.4. Transit Traffic allows one Party to send traffic to a third party network through the other Party's tandem. A Transit Traffic rate element applies to all traffic between a Party and a

_________________
/1/  These rate groups are the ones identified in SWBT's General Exchange
     Tariff.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 20 OF 52
                                                                      SWBT/Optel
                                                                            J130


third party network that transits the other Party's tandem switch and fits the circumstances described in subparagraphs (i) or (ii). The originating Party is responsible for payment of the appropriate rates unless otherwise specified. The Transit Traffic rate element is only applicable when calls do not originate with (or terminate to) the transit Party's end user. The two categories of Transit Traffic are i) Local, and ii) Optional Area. The following details when each element applies:

          i) The Local Transit Traffic rate element applies when both the originating and terminating end users are within SWBT local and mandatory exchanges.

          ii) The Optional Area Transit Traffic rate element applies when one end user is in a SWBT optional exchange which is listed in Appendix Map and the other end user is within the SWBT local or mandatory exchanges. The Parties agree also to apply the Optional Area Transit rate to traffic terminating to end users in third party LECs exchange areas that share a common mandatory local calling area with all SWBT exchanges included in a specific metropolitan exchange area. ILEC mandatory exchanges are listed in Appendix Map.

                 5.4.1.1 The Parties acknowledge that traffic originated in third party incumbent LEC mandatory exchange areas as listed in Appendix Map may traverse the SWBT tandem and terminate in other third party LEC mandatory exchange areas. Although direct connections could be used for this traffic, SWBT agrees to transit this traffic for the rate of $O.006 per MOU if the other LEC exchanges share a common mandatory local calling area with all SWBT exchanges included in a specific exchange area.

                 --------------------------------------------
                 Type of Transit Traffic       Prices Per MOU

                 --------------------------------------------
                 Local Transit                 $O.0031*
                 --------------------------------------------
                 Optional Area Transit         $O.0040
                 --------------------------------------------

          5.4.2 All other traffic which transits a tandem shall be compensated in accordance with paragraphs 5.5, 5.6 or 7.3.

          5.4.3 Each Party represents that it shall not send Local Traffic to the other Party that is destined for the network of a third party unless and until such Party has the authority to exchange traffic with the third party.

* Interim in accordance with Section 30.18. This rate is composed of Tandem Transport added to Zone C End Office Switching rounded to the nearest one thousandth of a dollar.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 21 OF 52
                                                                      SWBT/Optel
                                                                            J130


          5.5 RECIPROCAL COMPENSATION FOR TERMINATION OF INTRALATA INTEREXCHANGE TRAFFIC

          5.5.1 Optional Calling Area Compensation (OCA) - For the SWBT optional calling areas listed in Appendix Map, the compensation for termination of intercompany traffic will be at a rate of $0.0183 per MOU. This terminating compensation rate applies to all traffic to and from the exchange(s) listed in Appendix Map, attached hereto and incorporated by reference, and the associated metropolitan area and is independent of any retail service arrangement established by either Optel or SWBT. When cost based interconnection rates for EAS are established by the Commission in Docket 16226 (cost phase of mega-arbitration), Optel traffic in SWBT's EAS areas shall be subject to the lesser of the cost-based interconnection rates in such proceeding or the interconnection rates in effect between SWBT and other incumbent LECs for such traffic.

          5.5.2 SWB also agrees to apply the OCA compensation rate of $0.0183 per MOU for traffic terminating to Optel end users in other incumbent LEC exchanges that share a common mandatory local calling area with all SWBT exchanges that are included in the metropolitan exchange area. Appendix Map lists the shared mandatory local calling areas.

          5.5.3 For intrastate intraLATA interexchange service traffic, compensation for termination of intercompany traffic will be at terminating access rates for Message Telephone Service (MTS) and originating access rates for 800 Service, including the Carrier Common Line (CCL) charge, as set forth in each party's Intrastate Access Service Tariff. For interstate intraLATA intercompany service traffic, compensation for termination of intercompany traffic will be at terminating access rates for MTS and originating access rates for 800 Service including the CCL charge, as set forth in each Party's interstate Access Service Tariff.

     5.6 COMPENSATION FOR ORIGINATION AND TERMINATION OF SWITCHED ACCESS SERVICE TRAFFIC TO OR FROM AN IXC (MEET-POINT BILLING (MPB) ARRANGEMENTS)

          5.6.1 For interstate, interLATA traffic, terminating compensation will be at access rates as set forth in each Party's own applicable access tariffs.

          5.6.2 The Parties will establish MPB arrangements in order to provide Switched Access Services to IXCs via SWBT's access tandem switch in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECOD and MECAB documents. Optel's Meet Points with SWBT shall be those identified in Appendix DCO and any supplements thereto.

          5.6.3 Billing to IXCs for the Switched Exchange Access Services jointly provided by the Parties via Meet-Point Billing arrangement shall be according to the multiple bill/single tariff method. As described in the MECAB document, each Party will render a bill in accordance with its own tariff for that portion of the service it provides. For the purpose of this Agreement,
Optel is the Initial Billing Company (IBC) and SWBT is the Subsequent Billing Company (SBC). The assignment of revenues, by rate element, and the Meet-Point Billing percentages applicable to this
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                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 22 OF 52
                                                                      SWBT/Optel
                                                                            J130


Agreement are set forth in the Meet Point Billing Arrangement Revenue Assignment Schedule. The actual rate values for each element shall be the rates contained in that Party's own applicable access tariffs.

          5.6.4 The Parties will maintain provisions in their respective federal and state access tariffs, or provisions within the National Exchange Carrier Association (NECA) Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

          5.6.5 As detailed in the MECAB document, the Parties will, in accordance with accepted time intervals, exchange all information necessary to accurately, reliably and promptly bill third Parties for Switched Access Services traffic jointly handled by the Parties via the Meet Point Arrangement. Each Party reserves the right to charge the other Party for the recording/processing functions it performs pursuant to the terms and conditions of Appendix Recording attached hereto and incorporated by reference. Information shall be exchanged in Exchange Message Record (EMR) format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

          5.6.6 Initially, billing to IXCs for the Switched Access Services jointly provided by the parties via the MPB arrangement will be according to the multiple bill single tariff method, as described in the MECAB document. Each Party will render a bill to the IXC in accordance with its own tariff for that portion of the service it provides. Each Party will bill its own network access service rates to the IXC. The residual interconnection charge (RIC), if any, will be billed by the Party providing the End Office function.

          5.6.7 Meet-Point Billing shall also apply to all jointly provided MOU traffic bearing the 900, 800, and 888 NPAs or any other non-geographic NPAs which may likewise be designated for such traffic in the future where the responsible party is an IXC. When SWBT performs 800 database queries, SWBT will charge the provider of the Signaling Service Point for the database query in accordance with standard industry practices.

          5.6.8 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the Meet Point Billing service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAI/BACR number.

          5.6.9 Each Party will provide the other with the Exchange Access detailed usage data within thirty (30) days of the end of the billing period. SWBT will perform assembly and editing, messages processing and provision of Access Usage Records in accordance with Appendix Recording. Each Party will provide to the other the Exchange Access summary usage data within ten (10) working days after the date that a bill is rendered to the IXC by the initial Party. To the extent Optel provides SWBT with Access Usage Records, SWBT will compensate Optel on the same terms as Optel compensates SWBT per Appendix Recording. SWBT acknowledges that currently there is no charge for Summary Usage Data Records but that such a charge may be appropriate. At Optel's request, SWBT will negotiate a mutual and reciprocal charge for provision of Summary Usage
Data Records.
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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
                                                                            J130


          5.6.10 Errors may be discovered by Optel, the IXC or SWBT. Both SWBT and Optel agree to provide the other Party with notification of any discovered errors within two (2) business days of the discovery.

          5.6.11 In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data within sixty (60) days of notification and if such reconstruction is not possible, shall accept a reasonable estimate of the lost data, based upon no more than three (3) to twelve (12) months of prior usage data, if available.

     5.7 BILLING ARRANGEMENTS FOR COMPENSATION FOR TERMINATION OF INTRALATA, LOCAL, TRANSIT, AND OPTIONAL CALLING AREA TRAFFIC

          5.7.1 Other than for traffic described in Section 5.6 above, each Party shall deliver monthly settlement statements for terminating the other Party's traffic based on the following:

                  5.7.1.1 Each Party shall, unless otherwise agreed, adhere to the detailed technical descriptions and requirements for the recording, record exchange, and billing of traffic using the guidelines as set forth in the Technical Exhibit Settlement Procedures (TESP), previously provided by SWBT to Optel. Reference to this technical publication is included in Appendix TP.

                  (a) Where Optel has direct/high usage trunks to a SWBT end office with overflow trunking through a SWBT tandem, billing for the Tandem Traffic will be calculated as follows:

                           Total Originating MOUs Recorded By Optel Less Direct
                                                                    -----------
                           End Office Terminating MOUs Recorded By SWBT Equals
                           --------------------------------------------
                           Total MOUs To Be Compensated As Tandem Traffic;

                  (b) Where Optel has direct/high usage trunks to a third party with overflow trunking through a SWBT tandem, Optel must differentiate the originating MOU records for the Parties to ascertain how many MOUs should be compensated as Transit Traffic. If Optel is unable to so differentiate the originating MOU records, the Parties shall mutually agree upon a surrogate method for calculating Transit Traffic charges owed to SWBT.

                  5.7.1.2 On a monthly basis, each Party will record its originating MOU including identification of the originating and terminating NXX for all intercompany calls.

                  5.7.1.3 Each Party will transmit the summarized originating MOU from Section 5.7.1.1 above to the transiting and/or terminating Party for subsequent monthly intercompany settlement billing.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 24 OF 52
                                                                      SWBT/Optel
                                                                            J130

                  5.7.1.4 Bills rendered by either Party will be paid within thirty (30) days of receipt subject to subsequent audit verification.

                  5.7.1.5 MOUs for the rates contained herein will be measured in seconds by call type, and accumulated each billing period into one (1) minute increments for billing purposes in accordance with industry rounding standards.

                  5.7.1.6 Each Party will multiply the tandem routed and end office routed terminating MOUs by the appropriate rate contained in this Section to determine the total monthly billing to each Party.

     5.8  COMPENSATION FOR "PORTING" OPTIONAL CALLING AREA NUMBERS

     In those instances where an Optel end user is using a SWBT Optional Calling Area telephone number which SWBT is "porting" to Optel, Optel will compensate SWBT $6.25 monthly, per ported number. To the extent that Optel should create premium NXX's by assigning such NXXs exclusively to an optional two-way expanded local calling scope authorized or approved by the Commission (to the extent such authorization or approval is required), this compensation arrangement shall be reciprocal.

6.0  TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO 251(C)(2)

     6.1  SCOPE OF TRAFFIC

     Section 6.0 prescribes parameters for certain trunk groups ("Access Toll Connecting Trunks") to be established over the Interconnections specified in
Section 4.0 for the transmission and routing of Exchange Access traffic between Optel Telephone Exchange Service end users and IXCs via a SWBT access tandem.

     6.2  TRUNK GROUP ARCHITECTURE AND TRAFFIC ROUTING

          6.2.1 The Parties shall jointly establish Access Toll Connecting Trunks as described in Appendix ITR, by which they will jointly provide tandem-transported Switched Exchange Access Services to IXCs connected to SWBT's access tandems, to enable Optel's end users to originate and terminate traffic to and from such IXCs. Nothing in this Section 6, however, shall be construed to require Optel to route all of its end users' IXC carried traffic through SWBT.

          6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Switched Exchange Access to allow Optel end users to originate and terminate traffic to/from any IXC which is connected to a SWBT Access Tandem. In addition, the trunks shall be used to allow Optel's end users to connect to, or be connected to, the 800 Services of any Telecommunications Carrier connected to the SWBT Access Tandem.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 25 OF 52
                                                                      SWBT/Optel
                                                                            J130


7.0  TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

     7.1  INFORMATION SERVICES TRAFFIC

          7.1.1 At such time as the Parties agree to route intraLATA Information Services Traffic (i.e., 900 and 976 traffic) to one another, they shall agree to exchange rating and billing information to effectively allow the Parties to bill their end users and to charge reciprocal rates.

     7.2  LINE STATUS VERIFICATION (LSV)/BUSY LINE INTERRUPT (BLI) TRAFFIC

          7.2.1 Each Party's operator bureau shall accept LSV and BLI inquiries from the operator bureau of the other Party in order to allow transparent provision of LSV/BLI Traffic between the Parties' networks. Only one LSV attempt will be made per end user operator bureau call, and the applicable charge shall apply whether or not the line is busy at the time of verification or if the called party agrees to release the line. Only one BLI attempt will be made per end user operator telephone call, and the applicable charge shall apply whether or not the line is in use at the time of interrupt or the called party releases the line.

          7.2.2 Each Party shall route LSV/BLI Traffic inquiries between the Parties' respective operator bureaus over trunks described in Appendix ITR.

          7.2.3 Each Party shall compensate the other Party for LSV/BLI Traffic as set forth in Appendix Price attached hereto and incorporated by reference.

     7.3  WIRELESS TRAFFIC

          7.3.1 Appendix Wireless, attached hereto and incorporated by reference sets forth the terms and conditions under which the Parties will distribute revenue from their joint provision of Wireless Interconnection Service for mobile to landline traffic terminating through the Parties' respective wireline switching networks within a LATA. Appendix Wireless, however, applies only to the division of revenue received pursuant to SWBT's currently existing Wireless Interconnection Tariff. If one Party enters into an interconnection agreement with a CMRS provider, Appendix Wireless shall no longer be applicable between the Parties with respect to traffic involving such CMRS provider, and the other Party shall make arrangements with such CMRS provider as it deems appropriate for the termination of that CMRS provider's traffic. Similarly, should SWBT substantively change its existing Wireless Interconnection Tariff, or should Optel adopt a generally applicable Wireless Interconnection Tariff, the parties agree to re-establish appropriate means for the division of revenue, if any, under the new or changed tariff.

          7.3.2  InterMTA traffic shall be handled in accordance with Section
5.6.

                 7.3.2.1 Optel shall pay the Local Transit Traffic rate to SWBT for calls that originate on Optel's network and are sent to SWBT for termination to a CMRS Provider's network.
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                                                                   PAGE 26 OF 52
                                                                      SWBT/Optel
                                                                            J130


SWBT shall pay the Local Transit Traffic rate to Optel for calls that originate on SWBT's network and are sent through Optel for termination on a CMRS Provider's network. With respect to traffic not covered by either Party's Wireless Interconnection Tariff, each Party shall be responsible for interconnection agreements with CMRS providers for terminating compensation regarding traffic originating on the Party's network and terminating on the CMRS provider's network. The originating Party shall be solely responsible for the payment of terminating compensation, if any, to the CMRS provider (when the call terminates to a third party).


          7.3.3 All InterMTA traffic which transits a tandem shall be treated as intraLATA traffic as described in Section 5.5.3 or as Meet-Point Billing Traffic as described in Section 5.6 below, unless otherwise agreed.

     8.0  SIGNALING

          8.1 The SWBT signaling publications that describe the practices, procedures and specifications generally utilized by SWBT for signaling purposes and are listed in Appendix TP which is attached hereto and incorporated herein. A copy of these publications have been provided to Optel.

          8.2 The Parties will cooperate on the exchange of Transactional Capabilities Application Part (TCAP) messages to facilitate interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its end users. All CCS signaling parameters will be provided including, without limitation, calling party number (CPN), originating line information (OLI), calling party category and charge number.

9.0  NUMBERING

     9.1 Nothing in this Agreement shall be construed to limit or otherwise adversely impact in any manner either Party's right to employ or to request and be assigned any North American numbering Plan (NANP) number resources including, but not limited to, central office (NXX) codes pursuant to the Central Office Code Assignment Guidelines/2/, or to establish, by tariff or otherwise, Exchanges and Rating Points corresponding to such NXX codes. Each Party is responsible for administering the NXX codes it is assigned.




___________________
/2/ Last published by the Industry Numbering Committee ("INC") as INC 95-0407-008, Revision 4/7/95, formerly ICCF 93-0729-010.
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                                                                      SWBT/Optel
                                                                            J130


     9.2 At a minimum, in those Metropolitan Exchange Areas where Optel intends to provide local exchange service, Optel shall obtain a separate NXX code for each SWBT exchange or group of exchanges that share a common mandatory calling scope as defined in SWBT tariffs. This will enable Optel and SWBT to identify the jurisdictional nature of traffic for intercompany compensation until such time as both Parties have implemented billing and routing capabilities to determine traffic jurisdiction on a basis other than NXX codes.

     9.3 Each Party agrees to make available to the other, up-to-date listings of its own assigned NPA-NXX codes, along with associated Rating Points and Exchanges.

     9.4 To the extent SWBT serves as Central Office Code Administrator for a given region, SWBT commits to treat Optel requests for assignment of central office code(s) in a neutral and nondiscriminatory manner, consistent with regulatory requirements, and (NXX) Central Office Code Assignment Guidelines.

     9.5 Each Party is responsible to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose fees or charges on the other Party for such required programming and updating activities.

     9.6 Each Party is responsible to input required data into the Routing Data Base Systems (RDBS) and into the Bellcore Rating Administrative Data Systems (BRADS) or other appropriate system(s) necessary to update the Local Exchange Routing Guide (LERG), unless negotiated otherwise.

     9.7 Neither Party is responsible for notifying the other Parties' end users of any changes in dialing arrangements, including those due to NPA exhaust, unless otherwise ordered by the Commission, the FCC, or a court.

     9.8  NXX MIGRATION.   Where either Party has activated an entire NXX for a
single end user, or activated more than half of an NXX for a single end user with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such end user chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will require development of a transition process to minimize impact on the Network and on the end user(s)' service and will be subject to appropriate industry lead times (currently forty-five (45) days) for movements of NXXs from one switch to another. The Party to whom the NXX is migrated will pay NXX migration charges of $10,000.00 per NXX.
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                                                                      SWBT/Optel
                                                                            J130


10.0  RESALE - SECTION 251(b)(1); 251(c)(4); 252(d)(3); and 271(c)(2)(B)(xiv);

      10.1  Availability of SWBT Retail Telecommunications Services for Resale

      SWBT shall offer to Optel for resale at wholesale rates its Telecommunications Services, as described in Section 251(c)(4) of the Act, pursuant to the terms and conditions of Appendix Resale attached hereto and incorporated herein by this reference.

      10.2  Availability of Optel Retail Telecommunication Services for Resale

      Optel shall make available its Telecommunications Services for resale at wholesale rates to SWBT in accordance with Section 251(b)(1) of the Act.

11.0  UNBUNDLED NETWORK ELEMENTS - SECTIONS 251(c)(3), 271(c)(2)(B) (ii),(iv),
      (v),(vi),(x)


      11.1 SWBT shall provide Optel access to unbundled network elements for the provision of a telecommunication service as described in Section 251(c)(3) and 271(c)(2)(B) of the Act, pursuant to the terms and conditions of Appendix UNE attached hereto and incorporated herein by this reference.

      11.2 Optel shall make available access to its Unbundled Network elements in accordance with Section 251(c)(3) of the Act.


12.0  NOTICE OF CHANGES - SECTION 251(c)(5)

      Nothing in this Agreement shall limit either Party's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. If a Party makes a change in its network which it believes will materially affect the interoperability of its network with the other Party, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party. Notwithstanding the foregoing, if either Party establishes additional tandems in an exchange area in which the other Party offers local exchange service, that Party will provide the other Party with not less than one-hundred eighty (180) days' advance notification of same, and with greater notification when practicable. Both Parties agree to coordinate interconnection matters consistent with the requirements of the Americans with Disabilities Act (42 U.S.C. 12101) and with Sections 255 and 256 of the Act. In addition, the Parties will comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 96-98, Second Report and Order, as may be amended from time to time. The Party upgrading its network shall be solely responsible for the cost and effort of accommodating such changes in its own network.
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                                                                      SWBT/Optel
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13.0  COLLOCATION - SECTION 251(c)(6)

      13.1 SWBT shall provide to Optel Physical Collocation space necessary for Interconnection (pursuant to Section 4.0 of this Agreement) or access to Network Elements on an unbundled basis except that SWBT may provide for Virtual Collocation if SWBT demonstrates to the Commission that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 25l(c)(6) of the Act. SWBT shall provide such Collocation for the purpose of Interconnection or access to Network Elements on an unbundled basis, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the appropriate Commission, subject to applicable federal and state tariffs.

      13.2 Except as otherwise ordered by the Commission or the FCC, or as mutually agreed to by Optel and SWBT, Physical Collocation shall be available at a Central Office Switch location classified as an end office location, a serving wire center, a tandem office location, or a remote node that serves as a rating point for special access or switched access transport.

14.0  NUMBER PORTABILITY - SECTIONS 251(b)(2) and 271(c)(2)(B)(xi)

      14.1  The Parties shall provide to each other Interim Number Portability
(INP) on a reciprocal basis. Pursuant to the provisions in the Act, and in accordance with the terms and conditions outlined in Appendix PORT, which is attached hereto and incorporated herein, SWBT will provide Optel Interim Number Portability through Remote Call Forwarding and Direct Inward Dialing technology until Permanent Number Portability is implemented.

      14.2 Once Permanent Number Portability is implemented, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to thirty (30) day's advance notice to the other Party to allow the seamless and transparent conversion of INP end user numbers to Permanent Number Portability.

15.0  DIALING PARITY - SECTION 251(b)(3); 271(c)(2)(B)(xii); and 271(e)(2)

      15.1 The Parties shall provide Dialing Parity to each other as required under Section 251(b)(3) of the Act.

      15.2  SWBT shall provide IntraLATA Dialing Parity in accordance with
Section 271(e)(2) of the Act.


16.0  ACCESS TO RIGHTS-OF-WAY - SECTION 251(b)(4) and 271(c)(2)(B)(iii)

            Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it owns or controls in accordance with Section 224 of the Act on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable tariffs, contracts, or standard agreements. In addition, even though roof space and riser capacity
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                                                                      SWBT/Optel
                                                                            J130


is not governed by the Section 25l(b)(4), the Parties agree that if either Party provides access to roof space or riser capacity in a particular building it owns or controls to another entity for provision of microwave-based communications services, the Party will provide access to roof space or riser capacity that it owns or controls on a first-come, first-served basis; subject in all cases to the providing Party's normal request processes based on the evaluation of operational issues, including, but not limited to capacity, potential interference, roof loading, power requirements, and protection grounding, which approval shall not be unreasonably withheld.

17.0  DATABASE ACCESS - SECTION 271(c)(2)(B)(x)

      In accordance with Section 27(c)(2)(B)(x) of the Act, SWBT shall provide Optel with nondiscriminatory access to databases and associated signaling necessary for call routing and completion. When requesting access to databases not otherwise provided for in this Agreement, or appropriate interfaces, regardless of whether they constitute unbundled Network Elements, Optel will use the Network Element Bona Fide Request process.

18.0  INTERCEPT REFERRAL ANNOUNCEMENTS

      18.1 The Party formerly providing service to an end user shall provide a Basic Referral announcement, reciprocally and free of charge on the abandoned telephone number. The announcement states that the called number has been disconnected or changed and provides the end user's new telephone number to the extent that it is listed.

            (a) Basic Intercept Referral Announcements are to be provided on residential numbers for a minimum of thirty (30) days where facilities exist and the threat of telephone number exhaustion is not imminent.

            (b) Basic Intercept Referral Announcements for a single line business end user and the primary listed telephone number for DID and "Centrex-type" end users, shall be available for a minimum of thirty (30) days or the life of the White Pages directory, whichever is greater. If the threat of telephone number exhaustion becomes imminent for a particular Central Office, the service provider may reissue a disconnected number prior to the expiration of the directory, but no earlier than thirty (30) days after the disconnection of the business telephone number.

19.0  COORDINATED REPAIR CALLS

      19.1 To avoid and minimize the potential for end user confusion, each Party shall inform their respective end users of their respective repair bureau telephone number(s) to access such bureaus. In the event that either Party receives a misdirected repair call, the Parties agree to employ the following procedures for handling such calls:

            (a) To the extent the correct provider can be determined, misdirected repair
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                                                    GENERAL TERMS AND CONDITIONS
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                                                                      SWBT/Optel
                                                                            J130


                 calls will be referred to the proper provider of local exchange service in a courteous manner, at no charge, and the end user will be provided the correct contact telephone number.

            (b) In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers or to market services, nor shall they initiate extraneous communications beyond the direct referral to the correct repair telephone number.

20.0  OTHER SERVICES 271(c)(B)(2)(vii) AND 271(c)(2)(B)(viii)

      20.1 WHITE PAGES. In accordance with Section 271(c)(2)(B)(viii) of the Act, SWBT will make nondiscriminatory access to White Pages service available under the terms and conditions of Appendix WP, attached hereto and incorporated by reference.

      20.2 CALLING NAME INFORMATION. The Parties shall provide, on mutually agreeable and reciprocal terms, each other with access to Calling Name information of their respective end users whenever one Party initiates a query from a Signaling System Point for such information associated with a call terminating to an end user who subscribes to a calling name service. SWBT will provide Calling Name Information in accordance with and under the terms and conditions of Appendix CNAM, attached hereto and incorporated by reference.

      20.3 BILLING/COLLECTING/REMITTING. The Parties will jointly agree to terms and conditions for Billing, Collecting and Remitting for alternately billed local messages as described in Appendix BCR, attached hereto and incorporated by reference.

      20.4 911 AND E911 SERVICES. Pursuant to Section 271(c)(2)(B)(vii) of the Act, SWBT will make nondiscriminatory access to 911 and E911 services available under the terms and conditions of Appendix 911, attached hereto and incorporated by reference.

      20.5  DIRECTORY ASSISTANCE (DA). Pursuant to Section
271(c)(2)(B)(vii)(II) of the Act, SWBT will provide nondiscriminatory access to DA services under the terms and conditions identified in Appendix DA, attached hereto and incorporated by reference.

      20.6 DIRECT ACCESS (DIRECT). Pursuant to Section 271(c)(2)(B)(ii) of the Act, SWBT will provide nondiscriminatory access to subscriber listing information contained in SWBT's Directory Assistance database under the terms and conditions identified in Appendix DIRECT, attached hereto and incorporated by reference.

      20.7  OPERATOR SERVICES. Pursuant to Section 271(c)(2)(B)(vii)(III) of
the Act, SWBT shall provide nondiscriminatory access to Operator Services under the terms and conditions identified in Appendix OS, attached hereto and incorporated by reference.
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                                                                      SWBT/Optel
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      20.8   CLEARINGHOUSE SERVICES. To the extent requested by Optel, SWBT shall provide for the tracking of message revenues from certain messages to facilitate the transfer of revenues between the billing company the earning company through the Clearinghouse Services provided by SWBT pursuant to the terms and conditions in Appendix CH, attached hereto and incorporated by reference.

      20.9 HOSTING. At Optel's request, SWBT shall perform hosting responsibilities for the provision of billable message data and/or access usage data received from an Optel for distribution to the appropriate billing and/or processing location or for delivery to an Optel of such data via SWBT's internal network or the nationwide CMDS network pursuant tO Appendix HOST, attached hereto and incorporated by reference

      20.10 SIGNALING SYSTEM 7 INTERCONNECTION. At Optel's request, SWBT shall perform SS7 interconnection services for Optel pursuant to Appendix SS7, attached hereto and incorporated by reference.

21.0  GENERAL RESPONSIBILITIES OF THE PARTIES

      21.1 SWBT and Optel shall each use their best efforts to meet the Interconnection Activation Dates.

      21.2 Each Party is individually responsible to provide facilities within its network that are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with SWBT's network as referenced in Bellcore's BOC Notes on LEC Networks Practice No. SR-TSV-002275, and to terminate the traffic it receives in that standard format to the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

      21.3 Neither Party shall use any service related to or use any of the services or elements provided in this Agreement in any manner that interferes with other persons in the use of their service, prevents other persons from using their service, or otherwise impairs the quality of service to other carriers or to either Party's end users, and either Party may discontinue or refuse service, but only for so long as the other Party is violating this provision. Upon such violation, either Party shall provide the other Party notice of the violation at the earliest practicable time.

      21.4 Each Party is solely responsible for the services it provides to its end users and to other Telecommunications Carriers.

      21.5 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

      21.6 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g. workers' compensation insurance) as
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                                                                   PAGE 33 OF 52
                                                                      SWBT/Optel
                                                                            J130


well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury for property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

      21.7 In addition to its indemnity obligations under Section 25.0, each Party shall provide, in its tariffs and contracts with its end users that relate to any Telecommunications Service provided or contemplated under this Agreement, that in no case shall such Party or any of its agents, contractors or others retained by such parties be liable to any end user or third party for (i) any Loss relating to or arising out of this Agreement, whether in contract or tort, that exceeds the amount such Party would have charged the applicable end user for the service(s) or function(s) that gave rise to such Loss, and (ii) any Consequential Damages.

      21.8 Unless otherwise stated, each Party will render a monthly bill to the other for service(s) provided hereunder. Remittance in full will be due within thirty (30) days of that billing date. Interest shall apply on overdue amounts (other than disputed amounts which are subject to Section 30.12) at the rate specified in Section 30.12, unless otherwise specified in an applicable tariff Each Party reserves the right to net delinquent amounts against amounts otherwise due the other.

      21.9 SWBT is participating with the industry to develop standardized methods through the OBF and shall implement ordering and billing formats/processes consistent with industry guidelines as capabilities are deployed. Where such guidelines are not available or SWBT decides not to fully utilize industry guidelines, SWBT will provide Optel with information on its ordering and billing format/process and requirements at the earliest practicable time.

22.0  EFFECTIVE DATE, TERM, AND TERMINATION

      22.1 This Agreement shall be effective upon execution by both Parties ("Effective Date"). Promptly following the Effective Date, the Parties shall take all actions required to physically and operationally interconnect as contemplated by this Agreement. The Parties shall not pass live traffic until expressly authorized to do so by the Commission.

      22.2 The initial term of this Agreement shall be one (1) year (the "Term") which shall commence on the Date of Execution. Absent the receipt by one Party of written notice from the other Party at least sixty (60) days prior to the expiration of the Term to the effect that such Party does not intend to extend the Term of this Agreement, this Agreement shall automatically renew and remain in full force and effect on and after the expiration of the Term until terminated by either Party pursuant to Section 22.3.

      22.3  Either Party may terminate this Agreement in the event that the other Party fails to perform a material obligation that disrupts the operation of either Party's network and/or end user service and fails to cure such material nonperformance within forty-five (45) days after written notice thereof.
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                                                                      SWBT/Optel
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      22.4  If pursuant to Section 22.2 this Agreement continues in full force and effect after the expiration of the Term, either Party may terminate this Agreement ninety (90) days after delivering written notice to the other Party of its intention to terminate this Agreement, subject to Section 22.5. Neither
Party shall have any liability to the other Party for termination of this Agreement pursuant to this Section 22.4 other than its obligations under Section 22.5.

      22.5 Upon termination or expiration of this Agreement in accordance with this Section 22.0

            (a) each Party shall comply immediately with its obligations set forth in Section 30.6; and

            (b) each Party shall promptly pay all amounts (including any late payment charges) owed under this Agreement; and

            (c)   each Party's indemnification obligations shall survive.

      22.6 If upon expiration or termination, the Parties are negotiating a successor agreement; during such period, each Party shall continue to perform its obligations and provide the services described herein that are to be included in the successor agreement until such time as the latter agreement becomes effective; provided however, that if the Parties are unable to reach agreement within six (6) months after termination or expiration of this Agreement, either Party has the right to submit this matter to the Commission for resolution. Until a survivor agreement is reached or the Commission resolves the matter, whichever is sooner, the terms, conditions, rates, and charges stated herein will continue to apply, subject to a true-up based on the Commission action, if any.

      22.7 Except as set forth in Section 28.5, no remedy set forth in this Agreement is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under applicable law or otherwise.

23.0  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

      EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. ADDITIONALLY, NEITHER SWBT NOR Optel ASSUMES
RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY THE OTHER WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.
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                                                                      SWBT/Optel
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24.0  CHANGES IN END USER LOCAL EXCHANGE SERVICE PROVIDER SELECTION

      Each Party will abide by applicable state or federal laws and regulations in obtaining end user authorization prior to changing end user's local service provider to itself and in assuming responsibility for any applicable charges as specified in Section 258 (b) of the Telecommunications Act of 1996. Either Party shall make available to the other Party a copy of such end user authorization upon request and at no charge. Only an end user can initiate a challenge to a change in its local exchange service provider. If an end user notifies SWBT or Optel that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user. When an end user changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the end user's direction or that of the end user's authorized agent. Further, when an end user abandons the premise, either Party is free to reclaim the unbundled network element facilities it owns for use by another customer and is free to issue service orders required to reclaim such facilities.

25.0  SEVERABILITY

      25.1 The Parties negotiated the services, arrangements, Interconnection, terms and conditions of this Agreement by the Parties as a total arrangement and are intended to be nonseverable, subject only to Section 30.16 of this Agreement.

      25.2 In the event the Commission, the FCC, or a court rejects any portion or determines that any provision of this Agreement is contrary to law, or is invalid or unenforceable for any reason, the Parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other party during such period if to do so would disrupt existing service being provided to an end user. Nothing in this Agreement shall be construed as requiring or permitting either Party to contravene any mandatory requirement of federal or state law, or any regulations or orders adopted pursuant to such law.

26.0  INDEMNIFICATION

      26.1 Each Party shall be responsible only for service(s) and facility(ies) which are provided by that Party, its authorized agents, subcontractors, or others retained by such parties, and neither Party shall bear any responsibility for the services and facilities provided by the other Party, its agents, subcontractors, or others retained by such parties.

      26.2 Except as otherwise provided in this Section 26.0 and Section 27.1, and to the extent not prohibited by law and not otherwise controlled by tariff, each Party (the "Indemnifying Party") shall defend and indemnify the other Party (the "Indemnified Party") and hold such Indemnified Party harmless against any Loss to a third party arising out of the negligence or willful misconduct by such Indemnifying Party, its agents, its end user, contractors, or others retained by such parties, in
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                                                                      SWBT/Optel
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connection with its provision of services or functions under this Agreement.

      26.3 In the case of any Loss alleged or made by an end user of either Party, the Party ("Indemnifying Party") whose end user alleged or made such Loss shall defend and indemnity the other Party (the "Indemnified Party") and hold such Indemnified Party harmless against any or all of such Loss alleged by each and every end user. Optel agrees to indemnity, defend and hold harmless SWBT from any Loss arising out of SWBT's provision of 911 services or out of Optel's end users' use of the 911 service, whether suffered, made, instituted or asserted by Optel or its end users, including for any personal injury or death of any person or persons, except for Loss which is the direct result of SWBT's own negligence or willful misconduct.

      26.4 The Indemnified Party shall be indemnified, defended and held harmless by the Indemnifying Party against any Loss arising from such Indemnifying Party's use of services offered under this Agreement, involving tort claims, including claims for libel, slander, invasion of privacy, or infringement of copyright arising from the Indemnifying Party's own communications or the communications of such Indemnifying Party's end users; or

     26.5 The Indemnifying Party agrees to defend any suit brought against the Indemnified Party for any Loss identified in this Section 26.0. The Indemnified Party agrees to notify the Indemnifying Party promptly in writing of any written claims, lawsuits, or demand for which such Indemnifying Party is or may be responsible and of which the Indemnified Party has knowledge and to cooperate in every reasonable way to facilitate defense or settlement of claims. The Indemnifying Party shall have the exclusive right to control and conduct the defense and settlement of any such actions or claims subject to consultation with the Indemnified Party. The Indemnifying Party shall not be liable for any settlement by the Indemnified Party unless such Indemnified Party has approved such settlement in advance and agrees to be bound by the agreement incorporating such settlement.

27.0  LIMITATION OF LIABILITY

      27.1 Except for Losses alleged or made by an end user of either Party, in the case of any Loss alleged or made by a third party arising from the negligence or willful misconduct of both Parties, each Party shall bear, and its obligations under this Section 27.0 shall be limited to, that portion (as mutually agreed to by the Parties) of the resulting expense caused by its (including that of its agents, servants, contractors or others acting in aid or concert with it) negligence or willful misconduct.

      27.2 Except for indemnity obligations under this Agreement, each Party's liability to the other Party for any Loss relating to or arising out of any negligent act or omission in its performance of this Agreement, whether in contract or in tort, shall not exceed in total the amount SWBT or Optel has or would have charged to the other Party for the affected service(s) or function(s) for the time period during which the service(s) or function(s) were not performed or were otherwise improperly performed.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 37 OF 52
                                                                      SWBT/Optel
                                                                            J130

      27.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental or punitive damages, including but not limited to, loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages; provided, that the foregoing shall not limit a Party's obligation under this Agreement to indemnifying, defend and hold the other Party harmless against any amounts payable to a third party, including any losses, costs, fines, penalties, criminal or civil judgments or settlements, expenses (including attorneys' fees) and Consequential Damages of such third party.

28.0  LIQUIDATED DAMAGES FOR SPECIFIED ACTIVITIES

      28.1 CERTAIN DEFINITIONS. When used in this Section 28.0, the following terms shall have the meanings indicated:

            28.1.1 "SPECIFIED PERFORMANCE BREACH" means the failure by SWBT to meet the Performance Criteria for any Specified Activity for a period of three
(3) consecutive calendar months.

            28.1.2   "Specified Activity" means any of the following activities:

                     (i) the installation by SWBT of unbundled elements associated with Optel end user Lines;

                     (ii)   SWBT's provision of Interim Number Portability; or

                     (iii) the repair of out of service problems for Optel ("Out of Service Repairs").

            28.1.3 "Performance Criteria" means, with respect to each calendar month during the term of this Agreement, the performance by SWBT during such month of each Specified Activity shown below within the time interval shown in at least eighty percent (80%) of the covered instances:

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 38 OF 52
                                                                      SWBT/Optel
                                                                            J130

               ==============================================================================
               SPECIFIED ACTIVITY                      PERFORMANCE INTERVAL DATE
               (i)  Optel End User Lines
                    --------------------
               ------------------------------------------------------------------------------
               1-10 Lines per Service Order            five (5) business days from SWBT's
                                                       Receipt of valid Service Order
               ------------------------------------------------------------------------------
               11-20 Lines per Service Order           ten (10) business days from SWBT's
                                                       Receipt of valid Service Order
               ------------------------------------------------------------------------------
               21+ Lines per Service Order             To Be Negotiated

               ------------------------------------------------------------------------------
               (ii)  Interim Number Portability
                     --------------------------
               ------------------------------------------------------------------------------
               1-10 Numbers per Service Order          five (5) business days from SWBT's
                                                       Receipt of valid Service Order
               ------------------------------------------------------------------------------
               11-20 Numbers per Service Order         ten (10) business days from SWBT's
                                                       Receipt of valid Service Order
               ------------------------------------------------------------------------------
               21+ Numbers per Service Order           To be Negotiated

               ------------------------------------------------------------------------------
               (iii) Out-of-Service Repairs            Less than twenty-four (24) hours from
                     ----------------------
                                                       SWBT's Receipt of Notification of
                                                       Out-of-Service Condition
               ==============================================================================

      28.2 SPECIFIED PERFORMANCE BREACH. In recognition of the: (1) loss of end user opportunities, revenues and goodwill which Optel might sustain in the event of a Specified Performance Breach; (2) the uncertainty, in the event of such a Specified Performance Breach, of Optel having available to it customer opportunities similar to those opportunities currently available to Optel; and
(3) the difficulty of accurately ascertaining the amount of damages Optel would sustain in the event of such a Specified Performance Breach, SWBT agrees to pay Optel, subject to Section 28.4 below, damages as set forth in Section 28.3 below in the event of the occurrence of a Specified Performance Breach.

      28.3 LIQUIDATED DAMAGES. The damages payable by SWBT to Optel as a result of a Specified Performance Breach shall be $75,000 for each Specified Performance Breach (collectively, the "Liquidated Damages"). Optel and SWBT agree and acknowledge that (a) the Liquidated Damages are not a penalty and have been determined based upon the facts and circumstances of Optel and SWBT at the time of the negotiation and entering into of this Agreement, with due regard given to the performance expectations of each Party; (b) the Liquidated Damages constitute a reasonable approximation of the damages Optel would sustain if its damages were readily ascertainable; and (c) Optel shall not be required to provide any proof of the Liquidated Damages.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 39 OF 52
                                                                      SWBT/Optel
                                                                            J130

      28.4 LIMITATIONS. In no event shall SWBT be liable to pay the Liquidated Damages if SWBT's failure to meet or exceed any of the Performance Criteria is caused, directly or indirectly, by a Delaying Event. A "Delaying Event" means
(a) a failure by Optel to perform any of its obligations set forth in this Agreement (including, without limitation, the Implementation Schedule and the Joint Implementation Process), (b) any delay, act or failure to act by an end user, agent or subcontractor of Optel, (c) any Force Majeure Event, or (d) for INP, where memory limitations in the switch in the SWBT serving office cannot accommodate the request. If a Delaying Event (i) prevents SWBT from performing a Specified Activity, then such Specified Activity shall be excluded from the calculation of SWBT's compliance with the Performance Criteria, or (ii) only suspends SWBT's ability to timely perform the Specified Activity, the applicable time frame in which SWBT's compliance with the Performance Criteria is measured shall be extended on an hour-for-hour or day-for-day basis, as applicable, equal to the duration of the Delaying Event.

      28.5 SOLE REMEDY. The Liquidated Damages shall be the sole and exclusive remedy of Optel for SWBT's breach of the Performance Criteria or a Specified Performance Breach as described in this Section 28.0 and shall be in lieu of any other damages or credit Optel might otherwise seek for such breach of the Performance Criteria or a Specified Performance Breach through any claim or suit brought under any contract or tariff.

      28.6 RECORDS. SWBT shall maintain complete and accurate records, on a monthly basis, of its performance under this Agreement of each Specified Activity and its compliance with the Performance Criteria. SWBT shall provide to Optel such records in a self-reporting format on a monthly basis.
Notwithstanding Section 30.6.1, the Parties agree that such records shall be deemed "Proprietary Information" under Section 30.6.

29.0  REGULATORY APPROVAL

      29.1 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC. The Parties believe in good faith and agree that the services to be provided under this Agreement satisfy the specifically mentioned sections of the Act and are in the public interest. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification.

      29.2 The Parties agree that the performance of the terms of this Agreement will satisfy SWBT's obligation to provide Interconnection under
Section 251 of the Act, and the requirements of the Competitive Checklist, under
Section 271 of the Act. Optel represents that it is, or intends to become, a provider of Telephone Exchange Service to residential and business subscribers offered exclusively over its own Telephone Exchange Service facilities or predominantly over its own Telephone Exchange Service facilities in combination with the use of unbundled Network Elements purchased from another entity and the resale of the Telecommunications Services of other carriers.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 40 OF 52
                                                                      SWBT/Optel
                                                                            J130

30.0  MISCELLANEOUS

      30.1  AUTHORIZATION.

            (a) SWBT is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder.

            (b) Optel is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

      30.2  COMPLIANCE AND CERTIFICATION.

            30.2.1 Each Party shall comply with all federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

            30.2.2 Each Party warrants that it has obtained all necessary state certification required in those states in which it has ordered services from the other Party pursuant to this Agreement. Upon request by any state governmental entity, each Party shall provide proof of certification.

           30.2.3 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the Communications Law Enforcement Act ("CALEA"). Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA

      30.3  LAW ENFORCEMENT.

            30.3.1 SWBT and Optel shall handle law enforcement requests as follows:

                    (a) Intercept Devices: Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an end user of the other Party, it shall refer such request to the Party that serves such end user, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's facilities, in which case that Party shall comply with any valid request.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 41 0F 52
                                                                      SWBT/Optel
                                                                            J130

                    (b) Subpoenas: If a Party receives a subpoena for information concerning an end user the Party knows to be an end user of the other Party, it shall refer the subpoena to the requesting party with an indication that the other Party is the responsible company, unless the subpoena requests records for a period of time during which the Party was the end use's service provider, in which case the Party will respond to any valid request.

                    (c) Emergencies: If a Party receives a request from a law enforcement agency for temporary number change, temporary disconnect, or one-way denial of outbound calls for an end user of the other Party by the receiving Party's switch, that Party will comply with an valid emergency request. However, neither Party shall be held liable for any claims or damages arising from compliance with such requests on behalf of the other Party's end user and the Party serving such end user agrees to indemnify and hold the other Party harmless against any and all such claims.

      30.4 INDEPENDENT CONTRACTOR. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to its employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

      30.5 FORCE MAJEURE. Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, cable cuts, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations related to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause of nonperformance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

      30.6  CONFIDENTIALITY.

            30.6.1 All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 42 OF 52
                                                                      SWBT/Optel
                                                                            J130

information, data, employee records, maps, financial reports, and market data,
(i) furnished by one Party (the "Disclosing Party") to the other Party (the "Receiving Party") dealing with customer-specific, facility-specific, or usage-specific information, other than customer information communicated for the purpose of publication or directory database inclusion, 911, call processing, billing or settlement or as otherwise mutually agreed upon, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary," or (iii) communicated orally and declared to the Receiving Party at the time of delivery, or by written notice given to the Receiving Party within ten (10) days after declaration to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the Disclosing Party.

            30.6.2 Upon request by the Disclosing Party, the Receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic, or otherwise. In the event of the expiration or termination of this Agreement for any reason whatsoever, each Party shall return to the other Party or destroy all Proprietary Information and other documents, work papers and other material (including all copies thereof) obtained from the other Party in connection with this Agreement.

            30.6.3 Each Party shall keep all the other Party's Proprietary Information confidential in the same manner in which it keeps its own Proprietary Information confidential, and shall use the other Party's Proprietary Information only for performing the covenants contained in the Agreement and shall disclose such Proprietary Information only to those employees, contractors, agents or Affiliates who have a need to know. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

            30.6.4 Unless otherwise agreed, the obligations of confidentiality and nonuse set forth in the Agreement do not apply to such Proprietary Information that:

            (a) was at the time of receipt, already known to the Receiving Party, free of any obligation to keep confidential and evidenced by written records prepared prior to delivery by the Disclosing Party;

            (b) is, or becomes publicly known through no wrongful act of the receiving Party;

            (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Disclosing Party with respect to such information;

            (d) is independently developed by an employee, agent, or contractor of the Receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information;

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 43 OF 52
                                                                      SWBT/Optel
                                                                            J130


            (e) is disclosed to a third person by the Disclosing Party without similar restrictions on such third person's rights;

            (f) is approved for release by written authorization of the Disclosing Party

            (g) is required to be made public by the Receiving Party pursuant to applicable law or regulation provided that the Receiving party shall provide the Disclosing Party with written notice of such requirement as soon as possible and prior to such disclosure. The Disclosing Party may then either seek appropriate protective relief from all or part of such requirement or, if it fails to successfully do so, it shall be deemed to have waived the Receiving Party's compliance with Section 30.6 with respect to all or part of such requirement. The Receiving Party shall use all commercially reasonable efforts to cooperate with the Disclosing Party in attempting to obtain any protective relief which such Disclosing Party chooses to obtain. Notwithstanding the foregoing, SWBT shall be entitled to disclose confidential information on a confidential basis to regulatory agencies upon request for information as to SWBT's activities under the Act.

            30.6.5 Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

            30.6.6 Pursuant to Section 222(b) of the Act, both parties agree to limit their use of Proprietary Information received from the other to the permitted purposed identified in the Act.

      30.7 GOVERNING LAW. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the FCC, the exclusive jurisdiction and remedy for all such claims shall be as provided for by the FCC and the Act. For all claims under this Agreement that are based upon issues within the jurisdiction (primary or otherwise) of the Commission, the exclusive jurisdiction for all such claims shall be with such Commission, and the exclusive remedy for such claims shall be as provided for by such Commission. In all other respects, this Agreement shall be governed by the domestic laws of Texas without reference to conflict of law provisions.

      30.8  TAXES.

            30.8.1 Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees, or surcharges (hereinafter "Tax") levied against or upon such purchasing party (or the providing Party when such providing Party is permitted by applicable law to pass along to the purchasing party such taxes, fees, or surcharges), except for any Tax on either party's corporate existence, status, or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 44 OF 52
                                                                      SWBT/Optel
                                                                            J130

party shall furnish the providing party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certification. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party until such time as the purchasing Party presents a valid certificate.

            30.8.2 With respect to any purchase of services, facilities or other arrangements, if any Tax is required or permitted by applicable law to be collected from the purchasing party by the providing party, then (i) the providing party shall bill the purchasing party for such Tax, (ii) the purchasing party shall remit such Tax to the providing party and (iii) the providing party shall remit such collected Tax to the applicable taxing authority.

            30.8.3 With respect to any purchase hereunder of services, facilities or arrangements that are resold to a third party, if any Tax is imposed by applicable law on the end user in connection with any such purchase, then (i) the purchasing party shall be required to impose and/or collect such Tax from the end user and (ii) the purchasing party shall remit such Tax to the applicable taxing authority. The purchasing party agrees to indemnify and hold harmless the providing party on an after-tax basis for any costs incurred by the providing party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing party due to the failure of the purchasing party to pay or collect and remit such tax to such authority.

            30.8.4 If the providing party fails to collect any Tax as required herein, then, as between the providing party and the purchasing party, (i) the purchasing party shall remain liable for such uncollected Tax and (ii) the providing party shall be liable for any penalty and interest assessed with respect to such uncollected Tax by such authority. However, if the purchasing party fails to pay any taxes properly billed, then, as between the providing party and the purchasing party, the purchasing party will be solely responsible for payment of the taxes, penalty and interest.

            30.8.5 If the purchasing party fails to impose and/or collect any Tax from end users as required herein, then, as between the providing party and the purchasing party, the purchasing party shall remain liable for such uncollected Tax and any interest and penalty assessed thereon with respect to the uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing party has agreed to pay or impose on and/or collect from end users, the purchasing party agrees to indemnify and hold harmless the providing party on an after-tax basis for any costs incurred by the providing party as a result of actions taken by the applicable taxing authority to collect the Tax from the providing Party due to the failure of the purchasing party to pay or collect and remit such Tax to such authority.

      30.9 NON-ASSIGNMENT. This Agreement shall be binding upon every subsidiary and Affiliate of either Party that is engaged in providing Telephone Exchange and Exchange Access

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 45 OF 52
                                                                      SWBT/Optel
                                                                            J130


services in any territory within which SWBT is an Incumbent Local Exchange Carrier as of the date of this Agreement (the "SWBT Territory") and shall continue to be binding upon all such entities regardless of any subsequent change in their ownership. Each Party covenants that, if it sells or otherwise transfers to a third party its Telephone Exchange and Exchange Access network facilities within the SWBT Territory, or any portion thereof, to a third party, it will require as a condition of such transfer that the transferee agree to be bound by this Agreement with respect to services provided over the transferred facilities. Except as provided in this paragraph, neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party; provided that each Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prompt written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

      30.10 NON-WAIVER. Failure of either Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege.

      30.11 AUDITS. Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved.

             30.11.1 Upon reasonable written notice and at its own expense, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct an audit of the other Party to give assurances of compliance with the provisions of this Agreement; provided, that neither Party may request more than two (2) such audits within any twelve (12) month period. This includes on-site audits at the other Party's or the Party's vendor locations. Each Party, whether or not in connection with an audit, shall maintain reasonable records for a minimum of twenty-four (24) months and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement. Each Party's right to access information for audit purposes is limited to data not in excess of twenty-four (24) months in age.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 46 OF 52
                                                                      SWBT/Optel
                                                                            J130

      30.12  DISPUTED AMOUNTS.

             30.12.1 No claims, under this Agreement or its Appendices, shall be brought for disputed amounts more than twenty-four (24) months from the date of occurrence which gives rise to the dispute. Under this Section 30 12, if any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due:
(i) all undisputed amounts to the Billing Party: and (ii) all Disputed Amounts to Billing Party.

             30.12.2 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within sixty (60) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative who has authority to settle the dispute and who is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute.

             30.12.3 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to Section 30.12.2, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity.

             30.12.4  The Parties agree that all negotiations pursuant to this
Section 30.12 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

             30.12.5 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of: (i) one and one-half percent (1-1/2%) per month; or (ii) the highest rate of interest that may be charged under applicable law.

      30.13  DISPUTE RESOLUTION.

             30.13.1 No claims shall be brought for disputes arising under this Agreement or its Appendices more than twenty-four (24) months from the date of occurrence which gives rise to the dispute.

             30.13.2 For disputes other than disputed amounts under this Agreement or its Appendices, each Party shall appoint a designated representative as set forth in Section 30.12.2 and if unable to resolve the dispute, proceed as set forth in Section 30.12.3.

                                                     GENERAL TERM AND CONDITIONS
                                                                   PAGE 47 OF 52
                                                                      SWBT/Optel
                                                                            J130

      30.14 NOTICES. Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally; on the date receipt is acknowledged in writing by the recipient if delivered by regular mail; or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Notice may also be provided by facsimile, which shall be effective on the next Business Day following the date of transmission as reflected in the facsimile confirmation sheet. "Business Day" shall mean Monday through Friday, SWBT/Optel holidays excepted. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section, except that notices to a Party's twenty-four (24) hour contact number shall be by telephone and/or facsimile and shall be deemed to have been received on the date transmitted.

============================================================================================
NOTICE CONTACT                     Optel CONTACT                 SWBT CONTACT
--------------------------------------------------------------------------------------------
NAME/TITLE                         VP-Engineering and            General Manager-
                                   Construction                  Competitive Provider
                                   VP & General                  Account Team
                                   Counsel
--------------------------------------------------------------------------------------------
STREET ADDRESS                     1111 West                     Southwestern Bell
                                   Mockingbird Lane              Telephone Company
                                                                 One Bell Plaza, Room 525
--------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE              Dallas, TX 75247              Dallas, TX 75202
--------------------------------------------------------------------------------------------
TELEPHONE NUMBER
--------------------------------------------------------------------------------------------
FAX NUMBER                         214-634-3842                  214-464-1486
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
24-HOUR NETWORK MGMT CONTACT       Optel CONTACT                 SWBT CONTACT
--------------------------------------------------------------------------------------------
NAME/TITLE                                                       NSMC Control
--------------------------------------------------------------------------------------------
TELEPHONE NUMBER                                                 1-800-792-2662
--------------------------------------------------------------------------------------------
FAX NUMBER
--------------------------------------------------------------------------------------------

      30.15  Publicity and Use of Trademarks or Service Marks.

             30.15.1 The Parties agree not to use in any advertising or sales promotion, press releases, or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied; the Party to whom a request is directed shall respond promptly. Nothing herein, however, shall be construed as preventing either Party from publicly stating the fact that it has executed this Agreement with the other Party.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 48 OF 52
                                                                      SWBT/Optel
                                                                            J130

             30.15.2 Nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for commercial purposes without prior written approval.

      30.16 SECTION 252(i) OBLIGATIONS. If either Party enters into an agreement (the "Other Agreement") approved by the Commission or FCC pursuant to
Section 252 of the Act (regardless of whether the approved agreement was negotiated or arbitrated) which provides for the provision of arrangements covered in this Agreement to another requesting Telecommunications Carrier, including an Affiliate, such Party shall make available to the other party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement. At its sole option, the other Party may avail itself of either
(i) the Other Agreement in its entirety or (ii) the prices, terms and conditions of the Other Agreement that directly relate to any of the following duties as a whole:

      (a)    Interconnection - Section 251(c)(2) of the Act; or

      (b)    Exchange Access - Section 251(c)(2) of the Act; or

      (c)    Unbundling - Section 251(c)(3) of the Act; or

      (d)    Resale - Section 251(c)(4) of the Act; or

      (e)    Collocation - Section 251(c)(6) of the Act; or

      (f)    Number Portability - Section 251(b)(2) of the Act; or

      (g)    Database Access - Section 271(c)(2)(B)(x) of the Act; or

      (h)    Access to Rights of Way - Section 251(b)(4) of the Act; or

      (i)    Operator Services - Section 271(c)(2)(B)(vii)(III); or

      (j)    Directory Assistance - Section 271(c)(2)(B)(vii)(II).

      30.17 JOINT WORK PRODUCT. This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

      30.18 INTERIM RATES. Some rates contained in this Agreement have been derived from the mega-arbitration docket (AT&T et. al. Arbitration Docket No. 16189) and designated by the Commission as interim. Such interim rates are to be replaced by subsequent rates determined by the Commission in the cost phase of the mega-arbitration docket when such subsequent rates have been included in an arbitrated Agreement approved by the Commission in a final order. The subsequent

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 49 OF 52
                                                                      SWBT/Optel
                                                                            J130

rates shall apply to this Agreement on a prospective basis only. As indicated in this Agreement, the arbitrated rates in the following sections and appendices are interim: Reciprocal Compensation for Transport and Termination of Local Traffic; 800, BCR, CH, HOST, Recording, OS, DA, LIDB-V, LIDB-AS, CNAM, WP, UNE, SS7, and the Manual Conversion Order Charges as identified in the Appendix Resale.

      30.19 INTERVENING LAW. This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by the Public Utility Commission of Texas in Docket Nos. 16189, et al. (the Arbitration Award). If the actions of Texas or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis for a provision of the contract which is reflective of the Arbitration Award approved by the Commission, the affected provision shall be invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement. If negotiations fall, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement. The invalidation, stay, or modification of the pricing provisions of the FCC's First Report and Order in CC Docket No.96-98 (August 8, 1996) and the FCC's Order on Reconsideration (September 27, 1996) shall not be considered an invalidation, stay, or modification requiring changes to provisions of the Agreement required by the Commission Arbitration Award, in that the FCC's pricing provisions are not the basis for the costing and pricing provisions of the Commission's Arbitration Award.

      30.20 NO THIRD PARTY BENEFICIARIES; DISCLAIMER OF AGENCY. This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

      30.21 NO LICENSE. No license under patents, copyrights or any other intellectual property right (other than the limited license to use consistent with the terms, conditions and restrictions of this Agreement) is granted by either Party or shall be implied or arise by estoppel with respect to any transactions contemplated under this Agreement.

      30.22 SURVIVAL. The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

                                                   GENERAL TERMS5 AND CONDITIONS
                                                                   PAGE 50 OF 52
                                                                      SWBT/Optel
                                                                            J130

      30.23 SCOPE OF AGREEMENT. This Agreement is intended to describe and enable specific Interconnection and compensation arrangements between the Parties. This Agreement does not obligate either Party to provide arrangements not specifically provided herein.

      30.24 ENTIRE AGREEMENT. The terms contained in this Agreement and any Schedules, Exhibits, Appendices, tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications. This Agreement may only be modified by a writing signed by an officer of each Party.

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 51 OF 52
                                                                      SWBT/Optel
                                                                            J130

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 28th day of April, 1997.

OPTEL (TEXAS) TELECOM, INC.         SOUTHWESTERN BELL TELEPHONE COMPANY


Signature: /s/ Rory Cole            Signature: /s/ Dennis B. Eidson
          ---------------------               ----------------------------------

Name: Rory Cole                     Name: Dennis B. Eidson
     --------------------------          ---------------------------------------
           (Print or Type)                        (Print or Type)

Title: COO                          Title: General Manager Local Interconnection
      -------------------------           --------------------------------------
           (Print or Type)                        (Print or Type)

                                                    GENERAL TERMS AND CONDITIONS
                                                                   PAGE 52 OF 52
                                                                      SWBT/Optel
                                                                            J130


APPENDICES INCORPORATED INTO THIS AGREEMENT
BCR (Billing, Collecting and Remitting
Wireless (Intercompany Compensation Requirements)
CH (Clearinghouse)
DCO (Designated Connecting Office)
EGA (Feature Group A)
ITR (Interconnection Trunking Requirements)
OSS (Operating Support Systems)
RECORDING (Recording)
TP (Technical Publications)
911Texas
UNE (Unbundled Network Elements Terms & Conditions)
AIN (Unbundled Advanced Intelligent Network)
CNAM (Customer Name)
DA (Directory Assistance Service)
DIRECT (Direct Access)
HOST (Hosting)
PORT (Interim Number Portability)
LIDB-AS (Line Information Data Base Administration and Storage)
LIDB-V (Line Information Data Base Validation)
MAP List of Optional Calling Area Exchanges)
OS (Operator Services)
RESALE
SS7 (Signaling System 7 Interconnection)
WP (White Pages)
800